                                                                    EXHIBIT 99.2
                         NOTICE OF GUARANTEED DELIVERY
                                      FOR
                 11 5/8% SERIES B SENIOR SECURED NOTES DUE 2002
                                       OF
                     B.F. SAUL REAL ESTATE INVESTMENT TRUST

    As set forth in the Prospectus, dated             , 1994 (the "Prospectus"),
of B.F. Saul Real Estate Investment Trust (the "Trust") in the accompanying Letter of Transmittal and instructions thereto (the "Letter of Transmittal"), this form or one substantially equivalent hereto must be used to accept the Trust's exchange offer (the "Exchange Offer") to purchase all of its outstanding 11 5/8% Senior Secured Notes due 2002 (the "Old Notes") if (i) certificates representing the Old Notes to be tendered for purchase and payment are not lost but are not immediately available, (ii) time will not permit the Letter of
Transmittal, certificates representing such Old Notes or other required documents to reach the Exchange Agent prior to the Expiration Date or (iii) the procedures for book-entry transfer cannot be completed prior to the Expiration Date. This form may be delivered by an Eligible Institution by mail or hand delivery or transmitted, via telegram, telex or facsimile, to the Exchange Agent as set forth below. All capitalized terms used herein but not defined herein shall have the meanings ascribed to them in the Prospectus.

       THE EXCHANGE OFFER WILL EXPIRE AT     P.M., NEW YORK CITY TIME, ON
                      , 1994 UNLESS THE EXCHANGE OFFER IS EXTENDED (THE "EXPIRATION DATE"). TENDERS OF OLD NOTES MAY BE WITHDRAWN AT ANY TIME PRIOR TO P.M. ON THE BUSINESS DAY PRIOR TO THE EXPIRATION DATE.

                              THE EXCHANGE AGENT:

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BY MAIL, HAND OR OVERNIGHT COURIER:  BY FACSIMILE:
                                     Confirm by Telephone:
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    DELIVERY OF THIS INSTRUMENT TO AN  ADDRESS, OR TRANSMISSION VIA A  TELEGRAM,
TELEX OR FACSIMILE, OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

    This form is not to be used to guarantee signatures. If a signature on the Letter of Transmittal is required to be guaranteed by an "Eligible Institution" under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.

LADIES AND GENTLEMEN:

    The undersigned hereby tender(s) to the Trust, upon the terms and subject to the conditions set forth in the Exchange Offer and the Letter of Transmittal, receipt of which is hereby acknowledged, the aggregate principal amount of Old Notes set forth below pursuant to the guaranteed delivery procedures set forth in the Prospectus.

    The undersigned understands that tenders of Old Notes will be accepted only in principal amounts equal to $1,000 or integral multiples thereof. The undersigned understands that tenders of Old Notes pursuant to the Exchange Offer
may not be withdrawn after       p.m., New York City  time, on the business  day
prior to the Expiration Date. Tenders of Old Notes may also be withdrawn if the Exchange Offer is terminated without any such Old Notes being purchased thereunder or as otherwise provided in the Prospectus.

    All authority herein conferred or agreed to be conferred by this Notice of Guaranteed Delivery shall survive the death or incapacity of the undersigned and every obligation of the undersigned under this Notice of Guaranteed Delivery shall be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives of the undersigned.

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                            PLEASE SIGN AND COMPLETE

Signature(s) of Registered Owner(s) or Authorized
Signatory: _____________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
Principal Amount of Old Notes Tendered: ________________________________________
________________________________________________________________________________
Certificate No(s). of Old Notes (if available): ________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
Date: __________________________________________________________________________
Name(s) of Registered Holder(s):
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
Address: _______________________________________________________________________
________________________________________________________________________________
Area Code and Telephone No.: ___________________________________________________
If Old Notes will be delivered by book-entry transfer at The Depository Trust Company, insert
Depository Account No.: ________________________________________________________

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
           This  Notice of Guaranteed Delivery must be signed by the registered holder(s) of Old Notes exactly as its (their) name(s) appear on  certificates for Old Notes or  on a security position listing  as the  owner of Old Notes, or by person(s)  authorized to become registered Holder(s) by endorsements and documents transmitted with this  Notice of Guaranteed Delivery. If  signature is by a  trustee, executor,  administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must provide the following information.
           PLEASE PRINT NAME(S) AND ADDRESS(ES)
           Name(s):
                         -------------------------------------------------------------------------------------
                         -------------------------------------------------------------------------------------
           Capacity:
                         -------------------------------------------------------------------------------------
           Address(es):
                         -------------------------------------------------------------------------------------
                         -------------------------------------------------------------------------------------
                         -------------------------------------------------------------------------------------
           DO NOT SEND OLD NOTES WITH THIS FORM. OLD NOTES SHOULD BE SENT TO THE EXCHANGE AGENT TOGETHER  WITH
           A PROPERLY COMPLETED AND DULY EXECUTED LETTER OF TRANSMITTAL.
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
           GUARANTEE
           (NOT TO BE USED FOR SIGNATURE GUARANTEE)
           The undersigned, a member firm of a registered national securities exchange or of the National
           Association of Securities Dealers, Inc. or a commercial bank or trust company having an office or  a correspondent in the United States, hereby  (a) represents that each holder of Old Notes on whose behalf this  tender is being made  "own(s)" the Old Notes  covered hereby within  the meaning  of Rule 14e-4 under  the Securities Exchange Act of  1934, as amended, (b) represents that such tender of Old Notes complies with  such Rule 14e-4, and (c) guarantees that,  within five  Nasdaq trading  days from  the date of  this Notice  of Guaranteed  Delivery, a properly completed and duly  executed Letter  of Transmittal (or  a facsimile  thereof), together  with certificates  representing  the Old  Notes  covered hereby  in  proper form  for  transfer (or confirmation of the book-entry transfer of such Old Notes into the Exchange Agent's account at
           The Depository Trust Company, pursuant to the  procedure for book-entry transfer set forth  in the Prospectus) and required documents, will be deposited by the undersigned with the Exchange
           Agent.
           THE  UNDERSIGNED ACKNOWLEDGES  THAT IT MUST  DELIVER THE  LETTER OF TRANSMITTAL  AND OLD NOTES
           TENDERED HEREBY TO THE EXCHANGE AGENT WITHIN THE TIME PERIOD SET FORTH ABOVE AND THAT  FAILURE
           TO DO SO COULD RESULT IN FINANCIAL LOSS TO THE UNDERSIGNED.
           Name of Firm: -------------------------------
                                                           ----------------------------------------------
                                                           Authorized Signature
           Address: ------------------------------------   Name: ---------------------------------------
                                                           Title:
           ----------------------------------------------  ----------------------------------------
           Area Code and Telephone No: ----------------    Date: ----------------------------------------
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